UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

HPEV, INC.

(Name of Registrant as Specified In Its Charter)

_____________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HPEV, INC.

8875 Hidden River Parkway

Suite 300

Tampa, Florida 33637

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

October 28, 2014 Tampa, Florida

A Special Meeting of Stockholders (the “Meeting”) of HPEV, Inc. (the “Company”) will be held on December 10, 2014, at 3:00 p.m. (Eastern Standard Time) at the offices of the Company, 8875 Hidden River Parkway, Suite 300, Tampa, Florida 33637. At the Meeting, the stockholders of the Company will be requested to vote upon the following:

1.	The change of the name of the Company from “HPEV, Inc.” to "Cool Technologies, Inc"

2.

The election of Christopher McKee, Richard J. "Dick" Schul and Donald L. Bowman, three (3) replacement directors to serve in place of Jay Palmer, Carrie Dwyer and Donica Holt, the three individuals initially nominated by Spirit Bear Limited who did not receive the vote of a majority of the issued and outstanding shares to serve as directors at the Company’s Annual Meeting of Stockholders held on January 13, 2014. The replacement directors, if elected, will serve until the next Annual Meeting of Stockholders and until their successors are elected.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

The record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof is October 31, 2014, the date prior to the date of this notice. If you are a record holder on the Record Date, you are eligible to vote with respect to this matter either personally or at the Meeting. Since the Company is involved in ongoing litigation regarding the validity of common stock issued in connection with capital raises during the 2013 and 2014 fiscal years, the votes of shares of common stock issued in connection with such capital raises may or may not be counted at the Meeting. If prior to the Meeting the issuance of such shares has been determined by a court of ultimate jurisdiction to be valid, then the votes will count at the Meeting, but if the issuance has been determined by such court not to be valid, then holders of such shares would not have any rights as stockholders with respect to such shares, including without limitation voting rights, and the vote of such shares will not be counted and therefore would not determine the result of a matter submitted to the stockholders. If prior to the Meeting the vote of such disputed shares has not been determined and the vote of such shares would determine the result, the matter will be held in abeyance until the validity of such shares and their voting rights has been determined by a court of ultimate jurisdiction.

The Company is involved in separate litigation that may affect the validity of certain agreements between the Company and Spirit Bear Limited (the “Spirit Bear Agreements”). The Company disputes the validity of the shares issued pursuant to the Spirit Bear Agreements, and thus disputes the existence of voting rights (and other rights including the conversion rate of Series A Convertible Preferred Stock) in the holders of such shares. Accordingly, the Company will maintain a record of the votes of such shares so that their ultimate effect, if any, may be determined upon resolution of the issues being litigated. In the interim, the Company will count the votes of such shares provisionally, and will treat them as conditionally valid for the limited purpose of this meeting, expressly subject to the Company’s claim that the shares are neither valid nor effective. If prior to the Meeting the issuance of such shares will have been determined by a court of ultimate jurisdiction not to be valid, then holders of such shares would not have any rights as stockholders with respect to such shares, including without limitation voting rights, and the vote of such shares will not be counted and therefore would not determine the result of a matter submitted to the stockholders.

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All stockholders are cordially invited to attend the Meeting in person. Your vote is important. Your shares can be voted at the Meeting only if you are present in person or represented by proxy. If you are not planning to attend the Meeting, we urge you to authorize your proxy in advance. You may authorize your vote by calling the toll free phone number 1-877-645-8691. When calling, please have your proxy card available so that your vote can be verified. If you want to vote over the Internet through the Company’s transfer agent, Manhattan Transfer Register Co. at their website, mtrco.com, by clicking on the “Proxy Voting/Proxy Material Request/Internet Access” button. If you complete your proxy electronically over the Internet you do not need to return a proxy card. If you hold your shares beneficially in street name through a nominee, you should follow the instructions you receive from your nominee to vote these shares.

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

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HPEV, INC.

8875 Hidden River Parkway

Suite 300

Tampa, Florida 33637

PROXY STATEMENT FOR THE COMPANY’S

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 10, 2014

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Proxy Statement as well as the documents incorporated by reference in this Proxy Statement.

Who Is Calling this Special Meeting?

Pursuant to Article II, Section 3 of the Company’s Bylaws, Special Meetings of the shareholders may be called for any purpose or purposes permitted under Chapter 78 of Nevada Revised Statutes at any time by the Board, the Chairman of the Board, the President, or by the shareholders entitled to cast not less than ten percent (10%) of the votes at such meeting. By Notice dated June 24, 2014, Timothy Hassett, a shareholder owning in excess of 10% of the issued and outstanding shares of the Company, and the Company’s Chief Executive Officer, demanded/called for a Special Meeting of Shareholders to elect replacement directors for Jay Palmer, Carrie Dwyer and Donica Holt, the three nominees of Spirit Bear Limited who did not receive the vote of a majority of the issued and outstanding shares to serve as directors of the Company at the Company’s Annual Meeting of Shareholders which was held on January 13, 2014. The President has initially determined that, pursuant to NRS 78.330, it is appropriate to elect directors at a Special Meeting of Shareholders. Further, NRS 78.310(2) authorizes the President to call a Special Meeting of Shareholders. Therefore, this Special Meeting is being called by the President and by the shareholder owning not less than 10% of the issued and outstanding shares entitled to vote at the meeting requesting the stockholders to vote on the replacement directors. Given the need for said meeting, the President felt it appropriate to also include the resolution requesting the stockholders to vote on the name change.

Why am I receiving these proxy materials?

The proxy materials describe the proposal on which shareholder owning 10% or more of the issued and outstanding shares of the Company and the Company’s President would like you, as a stockholder, to vote at the Meeting. It provides you with information on this proposal so that you can make an informed decision. We intend to mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record entitled to vote at the Meeting.

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Who can vote at the Meeting?

Stockholders who owned shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), as of the close of business on the Record Date may attend and vote at the Meeting. The record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof is October 31, 2014, the date prior to the date of this notice. Each share held on the Record Date is entitled to one vote. Since the Company is involved in ongoing litigation regarding the validity of common stock issued in connection with capital raises during the 2013 and 2014 fiscal years, the votes of shares of common stock issued in connection with such capital raises may or may not be counted at the Meeting. If prior to the Meeting the issuance of such shares has been determined by a court of ultimate jurisdiction to be valid, then the votes will count at the Meeting, but if the issuance has been determined by such court not to be valid, then holders of such shares would not have any rights as stockholders with respect to such shares, including without limitation voting rights, and the vote of such shares will not be counted and therefore would not determine the result of a matter submitted to the stockholders. If prior to the Meeting the vote of such disputed shares has not been determined and the vote of such shares would determine the result, the matter will be held in abeyance until the validity of such shares and their voting rights has been determined by a court of ultimate jurisdiction.

The Company is involved in separate litigation that may affect the validity of certain agreements between the Company and Spirit Bear Limited (the “Spirit Bear Agreements”). The Company disputes the validity of the shares issued pursuant to the Spirit Bear Agreements, and thus disputes the existence of voting rights (and other rights, including the conversion rate of Series A Convertible Preferred Stock) in the holders of such shares. Accordingly, the Company will maintain a record of the votes of such shares so that their ultimate effect, if any, may be determined upon resolution of the issues being litigated. In the interim, the Company will count the votes of such shares provisionally, and will treat them as conditionally valid for the limited purpose of this meeting, expressly subject to the Company’s claim that the shares are neither valid nor effective. If prior to the Meeting the issuance of such shares will have been determined by a court of ultimate jurisdiction not to be valid, then holders of such shares would not have any rights as stockholders with respect to such shares, including without limitation voting rights, and the vote of such shares will not be counted and therefore would not determine the result of a matter submitted to the stockholders.

There were 61,923,680 shares of Common Stock outstanding as of the Record Date and 140 shares of Series A Convertible Preferred Stock (“Preferred Stock”) issued and outstanding as of the Record Date, with each share of Preferred Stock treated provisionally as convertible into 50,000 shares of Common Stock.

What is the proxy card?

The enclosed proxy card enables you to appoint the person named therein as your representative to vote your shares at the Meeting, and to provide specific instructions as to how you wish your shares to be voted. By completing and returning the proxy card, you are authorizing this person to vote your shares at the Meeting in accordance with your instructions on the proxy card. By providing specific voting instructions for the proposal identified on the proxy card, your shares will be voted in accordance with your wishes whether or not you attend the Meeting. Even if you plan to attend the Meeting, we suggest that you complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, your appointed representative will vote your shares, under your proxy, according to their best judgment.

What matters am I voting on?

You are being asked to vote on (i) a name change of the Company and (ii) the election of replacement directors for three individuals who did not receive the vote of a majority of the issued and outstanding shares to serve as directors of the Company at the Company’s Annual Meeting of Shareholders on January 13, 2014.

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Name Change. The President has determined that the current name of the Company should be changed to “Cool Technologies, Inc.” and is requesting your vote to amend the Articles of Incorporation of the Company to change the name.

Replacement Directors. As described elsewhere in this proxy, the Company held an election of directors at the Annual Meeting of Shareholders on January 13, 2014. At the Annual Meeting, the shareholders also voted upon and approved an amendment to the Bylaws requiring the majority vote of the issued and outstanding shares for a director to be elected. Jay Palmer, Carrie Dwyer and Donica Holt did not receive a majority vote of the issued and outstanding shares at the Annual Meeting and were NOT elected to the Board. However, Spirit Bear Limited, which nominated Palmer, Dwyer and Holt to serve on the Board, has asserted in litigation pending in United States District Court, District of Nevada that Palmer, Dwyer and Holt continue to serve as directors of the Company until their successors are elected (notwithstanding the vote of the majority of the stockholders). The Company disagrees with Spirit Bear’s position. However, in an effort to eliminate this claim and resolve the pending litigation, the shareholder and President who have called this Meeting are seeking the vote of the majority of issued and outstanding shares to elect Chris McKee, Richard J. "Dick" Schul and Donald L. Bowman to fill the director positions which were previously occupied by Palmer, Dwyer and Holt. In the opinion of Spirit Bear, these three positions are still occupied by said individuals. Spirit Bear maintains that Article III, Section 17 of HPEV’s bylaws gives Spirit Bear the continuing right to nominate the three replacement directors until the earlier of December 14, 2015 or the date Spirit Bear is no longer considered an affiliate of HPEV.

What is the difference between holding shares as a stockholder of record and holding shares as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank, broker dealer or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If on the Record Date, your shares were registered directly in your name with our transfer agent, Manhattan Transfer Registrar Company, then you are a stockholder of record who can vote at the Meeting. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card and provide specific voting instructions to ensure that your shares will be voted at the Meeting.

Beneficial Owner

If on the Record Date, your shares were held in an account at a brokerage firm, bank, broker-dealer or other similar organization, you are considered the beneficial owner of shares held “in street name”, and the Notice is being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to instruct your nominee holder on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank, broker dealer or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank, broker dealer or other nominee holder. If you do not make this request, you can still vote by completing your proxy card and delivering the proxy card to your nominee holder; however, you will not be able to vote in person at the Meeting.

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How do I vote?

A. Stockholders of record (also called registered stockholders) may vote by any of the following methods:

1. By mail: if you request or receive proxy materials by mail, you may vote by completing the proxy card with your voting instructions and returning it in the postage-paid envelope provided.

If we receive your proxy card prior to the Meeting date and you have marked your voting instructions on the proxy card, your shares will be voted:

—	as you instruct, and

—	as your proxy representative may determine in their discretion with respect to any other matters properly presented for a vote at the Meeting.

If you return a signed proxy card, but do not provide specific voting instructions for each proposal, your shares will be voted by your proxy representative in the manner recommended by the Chairman of the Board of Directors on all matters presented in the Proxy Statement and as the proxy representative may determine in his discretion with respect to any other matters properly presented for a vote at the Meeting.

2. By Internet: read the proxy materials and follow the instructions provided in the Notice.

3. By toll-free telephone: read the proxy materials and call the toll free number provided for in the proxy voting instructions.

4. In person at the Meeting.

B. Beneficial Stockholders (shares held in “street name”). If your shares are held in the name of a broker, bank, broker dealer or other nominee holder of record, follow the voting instructions you receive from the holder of record to vote your shares. You must provide specific voting instructions to your broker, bank, broker dealer or other nominee holder of record in order for your shares to be voted in the proposal for election of directors.

If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

1. By Mail: If you request or receive printed copies of the proxy materials by mail, you may vote by completing the proxy card with your voting instructions and returning it to your broker, bank, broker dealer or other nominee holder of record prior to the Meeting.

2. By Internet. You may vote via the Internet by following the instructions provided in the Notice mailed to you by your nominee holder.

3. By toll-free telephone. You may vote by calling the toll free telephone number found in the proxy voting instructions.

4. In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Meeting, you must obtain a valid proxy from the nominee organization that holds your shares.

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Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company is sending such Notice to the Company’s stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The President encourages you to take advantage of the availability of the proxy materials on the Internet.

What does it mean if I receive more than one proxy card?

If your shares are registered differently or are held in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to ensure that all of your shares are voted.

May I revoke my proxy?

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked by filing an instrument of revocation or a duly executed proxy bearing a later date with the Company’s Chief Financial Officer at our principal executive offices located at 8875 Hidden River Parkway, Suite 300, Tampa, Florida 33637. The proxy may also be revoked by attending the meeting and voting in person. If it is not revoked, the proxy will be voted at the meeting in accordance with the stockholder’s instructions indicated on the proxy card. If no instructions are indicated, the proxy will be voted in accordance with the judgment of the proxy representation with respect to all matters brought before the Meeting or any adjournments thereof.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Meeting.

What is a quorum and what constitutes a quorum?

A “quorum” is the number of shares that must be present, in person or by proxy, in order for business to be conducted at the Meeting. The required quorum for the Meeting, is the presence, in person or by proxy, of the holders of a majority of the shares entitled to vote as of the Record Date. As of such date, there were an aggregate of 68,923,680 shares entitled to vote, which consisted of 61,923,680 shares of common stock and an additional 7,000,000 shares (each of the issued and outstanding shares of Series A Convertible Preferred Stock is treated provisionally, subject to the following paragraph, as entitled to vote as 50,000 shares of Common Stock). Accordingly, a quorum will be present for the Meeting if an aggregate of at 35,151,076 shares are present in person or by proxy at the Meeting. Since the Company is involved in ongoing litigation regarding the validity of common stock issued in connection with capital raises during the 2013 and 2014 fiscal years, the votes of shares of common stock issued in connection with such capital raises may or may not be counted at the Meeting. If prior to the Meeting the issuance of such shares has been determined by a court of ultimate jurisdiction to be valid, then the votes will count at the Meeting, but if the issuance has been determined by such court not to be valid, then holders of such shares would not have any rights as stockholders with respect to such shares, including without limitation voting rights, and the vote of such shares will not be counted and therefore would not determine the result of a matter submitted to the stockholders. If prior to the Meeting the vote of such disputed shares has not been determined and the vote of such shares would determine the result, the matter will be held in abeyance until the validity of such shares and their voting rights has been determined by a court of ultimate jurisdiction.

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The Company is involved in separate litigation that may affect the validity of the Spirit Bear Agreements, defined above. The Company disputes the validity of the shares issued pursuant to the Spirit Bear Agreements, and thus disputes the existence of voting rights (and other rights including the conversion rate of Series A Convertible Preferred Stock) in the holders of such shares. Accordingly, the Company will maintain a record of the votes of such shares so that their ultimate effect, if any, may be determined upon resolution of the issues being litigated. In the interim, the Company will count the votes of such shares provisionally, and will treat them as conditionally valid for the limited purpose of this meeting, expressly subject to the Company’s claim that the shares are neither valid nor effective. If prior to the Meeting the issuance of such shares will have been determined by a court of ultimate jurisdiction not to be valid, then holders of such shares would not have any rights as stockholders with respect to such shares, including without limitation voting rights, and the vote of such shares will not be counted and therefore would not determine the result of a matter submitted to the stockholders.

How many votes are required to change the name of the Company?

The affirmative vote of the holders holding at least a majority of the voting rights of our outstanding Common Stock need to vote to amend the Articles of Incorporation of the Company to change the name from “HPEV, Inc.” to "Cool Technologies, Inc."

How many votes are required to elect the Replacement Directors?

On January 13, 2014, the stockholders of the Company voted to amend Article II, Section 2 of the Bylaws to provide that “directors shall be elected by a majority of the outstanding shares entitled to vote thereon.” Thus, in order to elect Chris McKee, Richard J. "Dick" Schul and Donald Bowman each of said three candidates must each receive the vote of a majority of the issued and outstanding shares in the Company. Any candidate receiving the vote of a majority of the issued and outstanding shares shall be deemed elected as a replacement director. Any candidate who does not receive the vote of a majority of the issued and outstanding shares shall not be elected as a replacement director.

Where do I find the voting results of the Meeting?

We plan to announce preliminary voting results at the Meeting. We will also file a Current Report on Form 8-K with the Securities and Exchange Commission within four business days of the Meeting disclosing the final voting results.

Who is paying for this proxy’s solicitation process?

The enclosed proxy is solicited on behalf of the Company by Theodore Banzhaf, the president of the Company, and Timothy Hassett, as a stockholder holding in excess of 10% of the issued and outstanding shares of the Company. The Company is paying for the entire cost of the proxy solicitation process.

Copies of the proxy material will be given to banks, brokerage houses and other institutions that hold shares that are beneficially owned by others. Upon request, we will reimburse these banks, brokerage houses and other institutions for their reasonable out-of-pocket expenses in forwarding these proxy materials to the stockholders who are the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers, or other employees.

Who can help answer my questions?

You can contact our corporate headquarters, at (813) 929-1877, or send a letter to: HPEV, Inc., 8875 Hidden River Parkway, Suite 300, Tampa, Florida 33637, Attention: Chief Financial Officer, with any questions about proposals described in this Proxy Statement or how to execute your vote.

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HPEV, INC.

8875 Hidden River Parkway

Suite 300

Tampa, Florida 33637

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by Theodore Banzhaf, the president of the Company, and Timothy Hassett, a stockholder holding in excess of 10% of the issued and outstanding shares of the Company, for use at the Special Meeting of Stockholders of the Company (the “Meeting”) to be held at the offices of HPEV, Inc. (the “Company”), 8875 Hidden River Parkway, Suite 300, Tampa, Florida 33637 on December 10, 2014, at 3:00 p.m. (Eastern Time) and at any adjournments thereof.

At the Meeting, the Company’s stockholders will be asked to vote on the following proposal:

1. To amend the Articles of Incorporation of the Company to change the name of the Company from “HPEV, Inc.” to “Cool Technologies, Inc.”.

To elect Chris McKee, Richard J. "Dick" Schul and Daniel Bowman to serve as directors until the next annual meeting of stockholders and until their successors are elected.

This solicitation of proxies is being made by the President of the Company, Theodore Banzhaf, and the stockholder holding in excess of 10% of the issued and outstanding shares of the Company who is also the Chairman of the Board of Directors of the Company, Timothy Hassett. Whether or not you expect to attend the Meeting in person, and if you request and receive proxy materials by mail, please return your executed proxy card in the enclosed envelope and the shares represented thereby will be voted in accordance with your instructions.

This proxy statement and the accompanying form of proxy are being mailed to stockholders on or about October 28, 2014.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on December 10, 2014:

In accordance with rules and regulations adopted by the Securities and Exchange Commission, we are now providing access to our proxy materials, including the proxy statement, our Annual Report on Form 10-K for the 2013 fiscal year, as amended, and a form of proxy relating to the Meeting, over the Internet. All stockholders of record and beneficial owners will have the ability to access the proxy materials at www.mtrcoproxy.com/HPEV. These proxy materials are available free of charge.

REVOCABILITY OF PROXY

Any stockholder executing a proxy that is solicited has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Meeting and voting the shares of stock in person, or by delivering to the Chief Financial Officer of the Company at the principal offices of the Company prior to the Meeting a written notice of revocation or a later-dated, properly executed proxy. If it is not revoked, the proxy will be voted at the meeting in accordance with the stockholder’s instructions indicated on the proxy card.

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RECORD DATE

Stockholders of record at the close of business on October 31, 2014 (the “Record Date”) will be entitled to vote at the Meeting.

INTERNET AND ELECTRONIC AVAILABILITY OF PROXY MATERIALS

Under new rules adopted by the United States Securities and Exchange Commission (the “SEC”), the Company is making this Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as amended, available on the Internet instead of mailing a printed copy of these materials to each stockholder. Stockholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how stockholders may access and review all of the important information contained in the materials on the Internet, including how stockholders may submit proxies by telephone or over the Internet.

If you received the Notice by mail and would prefer to receive a printed copy of the Company’s proxy materials, please follow the instructions for requesting printed copies included in the Notice.

ACTION TO BE TAKEN UNDER PROXY

In the case of the Company receiving a signed proxy (“Proxy”) from a registered stockholder containing voting instructions “FOR” the amendment to the Articles of Incorporation of the Company to change the name of the Company to “Cool Technologies, Inc. the person named in the Proxy (Theodore Banzhaf) (the “Proxy Representative”), will vote FOR the amendment as determined by the registered stockholder.

In the case of the Company receiving a signed proxy (“Proxy”) from a registered stockholder containing voting instructions “FOR” the election of each of Chris McKee, Richard J. "Dick" Schul and Donald Bowman, as replacement directors for Jay Palmer, Carrie Dwyer and Donica Holt, the person named in the Proxy (Theodore Banzhaf) (the “Proxy Representative”), will vote FOR the election of the directors of the Company as determined by the registered stockholder.

Please note that these two proposals are independent and mutually exclusive; you can vote for the name change and do not have to vote for the directors; you can vote for the directors and not vote for the name change.

Please note that you do not have to vote FOR all the directors; you can vote for each director separately and independent of your vote for the other two directors.

If the giver of the Proxy provides voting instructions to cast a vote AGAINST any or all of the nominated directors, the Proxy Representative will vote such shares accordingly. If you ABSTAIN from voting on a proposal, your abstention will not count as a vote FOR or AGAINST the proposal. Also, in the case where no specific voting instructions are given to the Proxy Representative, the Proxy Representative will vote such proxy in favor of each of Chris McKee, Richard J. “Dick” Schul and Donald Bowman to serve as replacement directors for Jay Palmer, Carrie Dwyer and Donica Holt.

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VOTING SECURITIES

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote as of the Record Date will constitute a “quorum” at the Meeting. Each candidate to be a replacement director will be proposed to replace one of Jay Palmer, Carrie Dwyer or Donica Holt. In order for the candidate for the slot to be elected as a replacement for Jay Palmer, Carrie Dwyer or Donica Holt, a majority of the issued and outstanding shares in the Company must vote FOR such candidate. If a majority of the issued and outstanding shares in the Company do not vote in favor of the candidate seeking office as a replacement director, no replacement director will have been elected. Under such circumstances, it is likely that a court will need to decide whether Jay Palmer, Carrie Dwyer and/or Donica Holt remain directors of the Company until their successors are chosen. Thus, it is possible for none, one, two or all three of the proposed directors to be elected as replacement directors for Jay Palmer, Carrie Dwyer or Donica Holt. If you do not vote for a particular nominee, your vote will not directly count either for or against such nominee. However, since the election of directors requires a majority vote of all of the issued and outstanding shares of the Company in favor of the nominee, the failure to vote is the functional equivalent of a vote against the candidate.

Abstentions from voting and broker non-votes will operate as neither a direct vote “FOR” nor a vote “AGAINST” a nominee for director. However, as with the failure to vote, an abstention is the functional equivalent of a vote against the candidate. Votes on all matters will be counted by a duly appointed inspector of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the Meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of October 28, 2014, the number of shares of common stock beneficially owned by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each officer and director of the Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has sole voting and investment power with respect to the shares.

The following table assumes that all preferred shares, warrants and bonus options currently held by management or beneficial owners were either converted, exercised or achieved and purchased.

The percentages below are calculated based on 61,923,680 shares of common stock issued and outstanding on October 28, 2014.

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Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage

5% or Greater Stockholders Spirit Bear Limited (1) 1470 First Avenue, No 4a New York, NY 10075	15,484,597	(2)	20.1%

Mark Hodowanec	7,100,000	(3)	11.3%

Directors and named executive officers

Timothy Hassett	7,052,000	(4)(5)	11.47%

Quentin Ponder	2,000,000		3.2%

Theodore Banzhaf	6,045,000	(4)(6)	9.7%

All executive officers and directors as a group (5 Persons)	24,367,400		35.4%

____________

(1)	Jay Palmer, President of Spirit Bear, has sole voting and disposition power over shares held by Spirit Bear.
(2)

Includes (i) 500,000 shares of common stock, (ii) 7,000,000 shares of common stock underlying 140 shares of Preferred Stock (having voting rights treated provisionally as equating to 50,000 shares of common stock for each share of Preferred Stock) and (iii) currently exercisable warrants to purchase an aggregate of 7,984,597 shares of common stock.

(3)	Includes options to purchase 1,000,000 shares of common stock at $2.00 per share.
(4)

On February 19, 2013, Mr. Banzhaf granted a proxy to Timothy Hassett with respect to all his voting rights for any shares of common stock owned by Mr. Banzhaf and with respect to an aggregate of 5,000,000 shares of common stock subject to currently exercisable stock options at certain stock price milestones. The 5,000,000 options granted to Mr. Banzhaf subject to said proxy are not included in the amount of shares indicated above for Mr. Hassett.

(5)

Includes options to purchase 1,000,000 shares of common stock at $2.00 per share. Does not include (i) 700,000 shares held by Mr. Hassett’s wife and (ii) an aggregate of 90,000 shares held by Mr. Hassett’s minor children.

(6)

Includes five options to purchase 1,000,000 shares each at such time as our common stock trades at $2,00, $3.00, $5.00, $7.50 and $10.00 for 20 consecutive days while Mr. Banzhaf serves as President and one year following a termination of Mr. Banzhaf without cause. Exercise prices of these options will be equal to the closing price of the Company’s stock on the date the option vests. On March 31, 2014, the Board amended Mr. Banzhaf's options to provide for cashless exercise and for the stock price milestones to be: $1.50, $1.75, $2.00, $2.25 and $2.50 in lieu of the current milestone prices of $2.00, $3.00, $5.00, $7.50 and $10.00. Also includes options to purchase 1,000,000 shares of common stock at $2.00 per share.

(7)	Includes options to purchase 2,000,000 shares of common stock at $2.00 per share.

None of the three nominees to the Board beneficially own directly or indirectly any shares of common stock in the Company.

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Certain Relationships and Related Transactions

The following includes a summary of transactions since the beginning of the last two fiscal years, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

On March 7, 2012, the Company signed a loan agreement with Action Media Group, LLC (a former shareholder) for $250,000. The terms of the loan included: 3% annual interest and payment of principal and interest to begin at a mutually agreed upon date in the future. Maturity of the loan was perpetual or upon mutual agreement of both parties or if conditions were breached or in default.

On December 11, 2012, the Company entered into a Debt Settlement Agreement (the “Settlement Agreement”) with Phoenix Productions and Entertainment Group, LLC ("PPEG"), Action Media Group, LLC (“AMG”)(PPEG and AMG together, the “Debt Holders”), and Spirit Bear Limited. Prior to execution of the Agreement the Debt Holders were owed an aggregate of $1,161,894 in principal and accrued interest (the “Debt”) by the Company. The Debt Holders also owned an aggregate of 4,676,000 shares (the “Total Shares”) of the Company’s common stock.

Pursuant to the Settlement Agreement the Debt Holders agreed (i) to forgive the Debt and (ii) to transfer the Total Shares to the Company’s transfer agent to be held in escrow and to be cancelled as provided for in the Settlement Agreement. Accordingly, the Debt holders have returned the notes evidencing the Debt, which notes were received by the Company on December 17, 2012; and have delivered the Total Shares to the escrow agent by book-entry transfer on December 20, 2012. As provided for in the Agreement, Debt Holders have released the Company of (i) any future liability or claim related to the Debt, (ii) any future liability or claim related to shares of any class of equity in the Company, and (iii) any obligation or liability of the Company.

The Total Shares will be held in escrow until the Company files a registration statement on Form S-1 with the Securities and Exchange Commission (the “SEC”) in connection with the December 14, 2012, purchase by Spirit Bear Limited of unregistered securities of the Company (the “Registration Statement”). Upon the filing of the Registration Statement with the SEC, 3,676,000 shares of the Total Shares will be cancelled and 1,000,000 shares of the Total Shares (the “Consideration Shares”) will continue to be held in escrow. The Company, or a nominee of the Company, will then purchase the Consideration Shares at the price of Forty Cents ($.40) per share. The Consideration Shares will be purchased at the rate of $10,000.00 per month until the purchase of all of the Consideration Shares shall have been completed. The first purchase will commence within ninety (90) days after HPEV shall have achieved $1,000,000.00 in gross revenues for products or services from business operations. The S-1 was filed January 11, 2013. Therefore, on January 14, 2013, 3,676,000 shares were cancelled and returned to treasury.

In October 2011, Judson Bibb, Director, received a gift of 5,000,000 shares from PPEG. This gift was deemed as compensation. The shares were subsequently returned on April 13, 2012 and no financial benefit was accrued.

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On April 12, 2011, Judson Bibb, the Secretary and a Director of the Company, provided an interest-free loan to the Company in the amount of $22,500, which remains outstanding. The loan was secured by the placement of a mortgage lien in favor of Mr. Bibb on real property owned by Harvest Hartwell while it was a subsidiary of the Company. On August 10, 2011, Mr. Bibb executed the necessary documents to discharge the mortgage lien in order to facilitate the rescission of the acquisition agreement pursuant to which Z3E acquired Harvest Hartwell. The rescission took place on September 2, 2011. The Secretary/Director and the Company have yet to make new arrangements for repayment of the loan.

On February 20, 2013, the board of directors at that time, consisting of officers Timothy Hassett, Quentin Ponder and Judson Bibb, voted to establish compensation levels for the officers of the Company. Starting to accrue on January 15, 2013, compensations of (i) $12,500 per month for Timothy Hassett, the Chairman and Chief Executive Officer, (ii) $10,000 per month for Quentin Ponder, the Chief Financial Officer and Treasurer, (iii) $14,500 per month for Theodore Banzhaf, the President, (iv) $14,500 per month for a still undesignated Chief Technical Officer and (v) $8,000 per month for Judson Bibb, the Vice-President and Secretary. The salaries will not be paid until and unless the Company raises $1 million.

The board at that time, consisting of officers Timothy Hassett, Quentin Ponder and Judson Bibb, also resolved that when and if the Company achieves certain milestones, the compensation to the officers shall be increased. The milestones are as follows: (1) generating $1 million in additional funding, (2) generating $100,000 in revenue or an additional $1 million in funding, (3) achieving profitability (which is defined as being cash flow positive for three consecutive months) and (4) maintaining profitability for four consecutive quarters. With the achievement of the first milestone, the compensation for the President and the Chief Technical Officer will increase to $17,500 per month. With the achievement of the second milestone, the compensation for the Chief Executive Officer shall increase to $17,500 per month, the compensation for the Chief Financial Officer and Treasurer shall increase to $12,000 per month, the compensation for the President and the Chief Technical Officer shall increase to $20,000 per month, and the compensation for the Vice President and Secretary shall increase to $10,000 per month. With the achievement of the third milestone, the compensation for the Chief Executive Officer shall increase to $25,000 per month, the compensation for the Chief Financial Officer and Treasurer shall increase to $18,000 per month, the compensation for the President shall increase to $24,000 per month, the compensation for the Chief Technical Officer shall increase to $25,000 per month, and the compensation for the Vice President and Secretary shall increase to $12,000 per month.

With the achievement of the fourth milestone, the compensation for the Chief Executive Officer shall increase to $30,000 per month, the compensation for the Chief Financial Officer and Treasurer shall increase to $24,000 per month, the compensation for the President shall increase to $29,000 per month, the compensation for the Chief Technical Officer shall increase to $30,000 per month, and the compensation for the Vice President and Secretary shall increase to $15,000 per month.

In addition, the board at that time, consisting of officers Timothy Hassett, Quentin Ponder and Judson Bibb, authorized the Chief Executive Officer to make quarterly bonuses of $50,000 and/or 50,000 shares of, or options for common stock available for each officer plus, special payments from 5% of the Company’s net income to be given for individual contributions, such as the awarding of patents or the signing of major customer contracts.

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As of July 24, 2013, the Company had raised $1 million. Therefore, as per the board resolution passed on February 20, 2013, Timothy Hassett will accrue $12,500 a month, Theodore Banzhaf will accrue $14,500 a month, Quentin Ponder will accrue $10,000 a month and Judson Bibb will accrue $8,000 a month. As noted above, the accruals began on January 15, 2013. As described below, Spirit Bear contests the validity of the Company issuing common stock in connection with this capital raise and the compensation taken or accrued by the Company's management. Such disputes are currently pending in the Lawsuit described below. Therefore, neither the capital raise and stock issuance nor the accrued compensation were accepted by Jay Palmer, Carrie Dwyer or Donica Holt, the three directors of the Company that had been appointed by Spirit Bear.

Spirit Bear Limited Transaction

The Company entered into a Securities Purchase Agreement on December 14, 2012 (the “Closing Date”), pursuant to which it sold to Spirit Bear Limited (i) 200 shares of the Company’s Series A Convertible Preferred Stock, $.001 per share (the “Preferred Stock”) and (ii) warrants to purchase (i) 2,000,000 shares of the Company’s common stock at an exercise price of $0.35 per share (subject to adjustment as provided in the warrant); (ii) 2,000,000 shares of the Company’s common stock at an exercise price of $.50 per share (subject to adjustment as provided in the warrant); (iii) 2,000,000 shares of the Company’s common stock at an exercise of $.75 per share (subject to adjustment as provided in the warrant). The purchase price for sale of the preferred stock and warrants was $500,000, of which $313,777.62 was paid in cash and $186,222.38 was paid by cancellation of $186,222.38 in outstanding indebtedness held by Spirit Bear.

The Company and Spirit Bear also entered into a Registration Rights Agreement, dated December 14, 2012 (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company was to file a registration statement to register the shares issuable upon conversion of the Preferred Stock and the Debenture (described below) and the shares issuable upon the exercise of the Warrants. If the Registration Statement was not filed within thirty days of the Closing Date, then the number of Warrant Shares were to be increased by 500,000 to 6,500,000. If the SEC had not declared the Registration Statement effective within 120 days of the Closing Date, then the Company was to pay to each holder of Preferred Shares an amount in cash per Preferred Share held equal to the product of (i) $5,000 multiplied by (ii) the product of (A) .02 multiplied by (B) the number of months after the Effectiveness Deadline that the Registration Statement was not declared effective by the SEC.

Each share of the Preferred Stock was initially convertible into 20,000 shares of the Company’s common stock and under certain circumstances the Preferred Stock was convertible into Senior Convertible Notes. The Conversion Price of the Preferred Stock is equal to the $2,500.

In connection with the sale of the Preferred Stock, on December 17, 2012, the Company filed with the Secretary of State of the State of Nevada a Certificate of Designations of the Rights, Preferences, Privileges and Restrictions, which have not been set forth in the Certificate of Incorporation of the Series A Convertible Preferred Stock (the “Certificate of Designations”).

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The holders of each share of Preferred Stock then outstanding shall be entitled to be paid, out of the Available Funds and Assets (as defined in the "Certificate of Designations”), and prior and in preference to any payment or distribution (or any setting apart of any payment or distribution) of any Available Funds and Assets (as defined in the "Certificate of Designations”) on any shares of Common Stock, an amount per share equal to the Liquidation Price ($2,500 per share of the Preferred Stock) of the Series A Convertible Preferred Stock.

In the event a Registration Statement was not declared effective by the United States Securities Exchange Commission within 180 calendar days from and after the Closing Date, the holders of at least two-thirds (2/3) of the then outstanding shares of Series A Convertible Preferred Stock may deliver a written notice to the Company electing the conversion of all Series A Convertible Preferred Stock to Debentures. Upon receipt of such notice, the outstanding shares of Series A Convertible Preferred Stock would be converted to Debentures and as a result the Company would issue Debentures having a principal amount of up to $1,000,000.

The warrants held by Spirit Bear may be exercised on a cashless basis in which the holder may be entitled to obtain a certificate of shares of the Company’s common stock equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the average of the daily VWAPs for the three (3) Trading Days immediately preceding the date of such election;

(B) = the Exercise Price of this Warrant, as adjusted; and

(X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

Pursuant to the Securities Purchase Agreement, as amended on April 12, 2013, the Company shall have the option to require Purchaser to purchase up to an additional Two Hundred (200) Preferred Shares and associated Warrants at a Subsequent Closing in the event that written certification (“Certification Notice”) shall have been received by the Company from a federally licensed testing facility reasonably acceptable to Purchaser, evidencing that three motors or alternators or two motors and one AMP system incorporating the Company’s technology have been comprehensively tested in accordance with applicable NEMA, ANSI and IEEE standards and that the results of these tests meet or exceed the minimum requirements for certification under those standards; that those same motors, alternators and/or system incorporating the Company’s technology have passed tests with respect to (i) IEEE 112 in Methods E, E1, F or F1 with a maximum horsepower of 4,000 for F or F1, (ii) sound pressure testing to IEEE 85 and NEMA MG1 20 standards, (iii) bearing temperature testing, (iv) speed versus torque/current testing, (v) polarization index testing per IEEE 45 standards, and (vi) IEEE 112 Method B for full efficiency; and that testing evidences an improvement in power density of at least 12%) compared to the same motor or alternator not incorporating the technology. In the event the Company shall not have received the Certification Notice by December 14, 2013, Spirit Bear shall have a 12 month option, commencing on December 14, 2013, exercisable at its sole discretion by delivery of written notice to the Company, to purchase the additional Two Hundred (200) Preferred Shares and associated Warrants in a closing to be held within seven (7) days of such notice. On December 13, 2013 Spirit Bear and its counsel were advised that since the results of the testing of the Company's technology met or exceeded the minimum requirements as provided, Spirit Bear no longer has such option.

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In connection with the sale of the Preferred Stock and Warrants, the Company and the Purchaser entered into a Patent and Securities Agreement. Pursuant to the Patent and Security Agreement, the Company may, under certain circumstances, grant to the Purchaser a security interest in certain patents set forth in the Patent and Security Agreement.

On February 6, 2013, the Company received a letter from Spirit Bear which stated that the Company was in default of the Stock Purchase Agreement. According to Spirit Bear, the Company had not acted promptly to make 50% of the board of directors Spirit Bear designees. In addition, Spirit Bear stated that the Company had not amended its Bylaws with respect to Special Meetings and Meeting Adjournments nor had it provided a certified copy of its Articles of Incorporation within 10 days of the closing of the Stock Purchase Agreement. Pursuant to the Securities Purchase Agreement with Spirit Bear, the bylaws relating to Special Meetings and Meeting Adjournments were amended verbatim with what was required in the agreement effective February 20, 2013. Jay Palmer and Carrie Dwyer were appointed to the board of directors on the same date and Donica Holt was appointed to the board of directors on March 7, 2013.

On February 20, 2013, the Board of Directors at that time, consisting of officers Timothy Hassett, Quentin Ponder and Judson Bibb, voted to decrease the milestone prices of the five options to purchase one million shares that would be granted to the President, Mr. Banzhaf, assuming the respective milestone prices are achieved. The milestone stock prices were reduced to $2.00, $3.00, $4.00, $4.50 and $5.00 for 20 consecutive trading days each. These milestone stock prices have been changed from $2.00, $3.00, $5.00, $7.50 and $10.00. Once the stock has traded at or above these prices for 20 consecutive trading days, Mr. Banzhaf has the right to exercise an option to purchase 1,000,000 shares of common stock at the closing price on the first day after the stock has traded for 20 consecutive days at or above each milestone stock price. These options expire one year after Mr. Banzhaf has been terminated without cause.

The board also granted Judson Bibb an option to purchase 2,000,000 shares of the Company’s common stock, at a purchase price of par value or $0.001 per share. The options expire one year after Mr. Bibb has been terminated without cause. The options can be exercised on a cashless basis.

The Company received another letter from counsel to Spirit Bear on March 7, 2013 indicating that the Company was still in default of its obligations under the SPA, that the Company knowingly prevented the Spirit Bear directors from considering certain self-dealing salary increases, and that the option grant to Judson Bibb discussed above triggered the anti-dilution provision provided for in the Purchase Agreement.

On March 21, 2013, the Company and Judson Bibb signed an agreement rescinding the options granted.

On March 24, 2013, the Company and Theodore Banzhaf signed an agreement rescinding the decrease in the milestone price of the five options to purchase one million shares as well as the cashless exercise thereof awarded to the President.

On April 12, 2013, the Company and Spirit Bear Limited executed an agreement regarding the settlement of allegations that the Company did not perform certain obligations pursuant to the Securities Purchase Agreement dated December 14, 2012 with Spirit Bear, and with respect to certain actions taken by the Company with respect to providing compensation to its management. This Settlement Agreement is one of the Spirit Bear Agreements defined herein. Spirit Bear agreed to discharge the Company from all such claims Spirit Bear may have had as well as to forgo all actions of any kind related to those claims which existed on or prior to April 12, 2013. The Settlement Agreement also provides that its signing did not constitute an admission of wrongdoing or liability.

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The Settlement Agreement provides that the Certificate of Designation be amended to provide that each share of Series A Convertible Preferred Stock can be converted into 50,000 shares of common stock and have the voting rights equal to 50,000 shares.

The Company and Spirit Bear also agreed to change the terms of the option provided to Spirit Bear in the Securities Purchase Agreement as provided above.

Since the Company had never had a stockholders' meeting since its inception, management of the Company, in or about the last quarter of calendar 2013, desired to have such a meeting. The initial draft of a proxy for an annual meeting was first circulated to the Board of Directors of the Company in June and input was received from counsel retained by the three directors (the "SBL Directors") nominated by Spirit Bear and subsequently appointed by the Board (namely, Jay Palmer, Carrie Dwyer and Donica Holt); the draft was circulated back and forth for over a month. Simultaneous with the preparation of said proxy, the Company and the SBL Directors were negotiating, among others, terms of future capital raises and board committees. Once counsel to the SBL Directors made it clear that they would not move further with these negotiations until and unless certain material changes were made with respect to the management of the Company, there were no further discussions regarding a settlement. Notwithstanding the litigation between the parties described below, in a further attempt to provide the stockholders of the Company an opportunity to be heard, on September 30th a draft of a special meeting of the stockholders was sent to counsel to Spirit Bear. One of the proposals of this meeting to be called by the Chairman of the Company was a proposal that was included in the previous drafts - to amend the Bylaws to provide that the Company’s Board of Directors shall have the power to remove a director from office. Counsel to the SBL Directors objected to the inclusion of such a proposal. Said counsel also objected to the narrative describing the relationship with SBL, and after several drafts the language which was ultimately agreed upon between management and the SBL Directors is contained in the proxy filed by the Company on November 1st (the "Initial Proxy").

However, after the filing of the definitive Initial Proxy on November 15th, management of the Company determined that the stockholders holding a majority of the issued and outstanding shares should have the ability to elect the directors of the Company. In order for that to occur, the three management directors determined to add proposal number 1 (regarding amending the bylaws) to this proxy. Accordingly, all the disclosure contained in the Initial Proxy (which in its entirety had been approved by the SBL Directors and its counsel) is identical to that contained in this Proxy, other than the disclosure with respect to proposals one and two as well as certain other disclosure which the Company revised from the Initial Proxy.

The entire Board, including the SBL Directors, received a draft of the Proxy on December 5th, with a note that the Proxy was going to be filed that day. Neither the Company nor its counsel heard from any of the SBL Directors, their corporate counsel or their Nevada litigation firm prior to the filing of the preliminary Proxy. Moreover, during the ten-day review period neither the Company nor its counsel heard from any of the SBL Directors or their counsel regarding this Proxy.

On August 16, 2013, the Company received a Demand for Documents and Demand to Cease and Desist from Nevada counsel representing Spirit Bear and Jay Palmer, one of the three directors of the Company who had been designated by Spirit Bear. Such notice requires the Company to provide Mr. Palmer all books and records regarding all equity or debt issued by the Company since January 1, 2013 and an accounting of all compensation disbursed to Company executive officers since such date. Spirit Bear contends that management of the Company issued equity or debt without authority, and established compensation levels for the Company’s officers and paid salaries to its officers in violation of its agreements with Spirit Bear and the Company’s public filings.

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On August 27, 2013 the Company filed a complaint in the United States District Court against Spirit Bear, Jay Palmer, Carrie Dwyer and Donica Holt (Case 2:13-cv-01548) (the “Lawsuit”) seeking judicial declaration that the Board resolutions from February 2013 authorizing the compensation of management and the issuance of debt and equity is valid and the defendants are bound by the Settlement Agreement. The defendants have indicated that they will seek indemnification from the Company as a result of the Company initiating this Lawsuit. The Company amended its complaint and dismissed Mr. Palmer and Mrs. Dwyer and Holt from the Lawsuit and sought an emergency summary judgment motion requesting declaratory relief that the February resolutions are valid. The motion for summary judgment was denied. Defendant Spirit Bear objected to the Company's designation of its motion as a purported emergency because it improperly denies Spirit Bear the opportunity to respond to the Company's amended complaint, conduct discovery and investigate the Company's claims. On October 28, 2013, Spirit Bear responded to the Company's amended complaint and asserted derivative third-party claims in the Lawsuit on behalf of HPEV against Timothy Hassett, Theodore Banzhaf, Quentin Ponder, Judson Bibb and Mark Hodowanec.

On September 16, 2013, Jay Palmer brought an emergency petition for a writ ordering the Company to allow him to inspect the books and records of the Company. On October 1, 2013 the court granted Mr. Palmer the right to inspect the books and records regarding (a) all equity or debt issued by Company management since January 1, 2013 and (b) all compensation disbursed to the Company's executive officers since January 1, 2013, with an accounting of disbursements. To date, the Company has not received any notification from Mr. Palmer or his counsel regarding when he desires to inspect the books and records with respect to said two matters.

On October 5, 2013, the Company issued Spirit Bear a warrant to purchase up to 500,000 shares of common stock at an exercise price of $0.035 per share as a result of not maintaining an effective registration statement for its securities.

On March 31, 2014, we issued 500,000 shares of common stock to Spirit Bear upon the conversion of 10 shares of Preferred Stock.

On June 27, 2014, Spirit Bear filed an Amended Answer to First Amended Complaint; Amended Verified Derivative Counter and Third-Party Claim; and Verified Counterclaim (“Amended Counterclaim”). Among other things, the Amended Counterclaim alleges that Spirit Bear is contractually entitled to have Palmer, Dwyer and Holt serve as directors of the Company. Spirit Bear further alleges “that the Non-Management Directors are still directors on the HPEV Board, and have been since their purported non-election at HPEV’s annual meeting.” Spirit Bear alleges (i) that the proposal for majority voting did not have proper Board approval and (ii) that its directors remain on the board until they resign or are removed, in addition to a successor being elected and qualified.

On July 8, 2014, Spirit Bear filed a Motion for Partial Summary Judgment which seeks an order from the court declaring that the Company's Board of Directors is and has been comprised of six directors since March 6, 2013, which would includes Jay Palmer, Carrie Dwyer and Donica Holt, the SBL Directors.

The company filed a lawsuit on September 25, 2014 in the United States District Court for the Eastern District of New York against Spirit Bear Limited, Jay Palmer and Robert Olins (the “New York Defendants”). Among other things, the company’s lawsuit seeks the rescission of the December 14, 2012 Securities Purchase Agreement through which Spirit Bear Limited acquired preferred shares in the company as well as certain related warrants (the “SPA”). The company’s suit alleges that the SPA should be rescinded because, among other things, it was the product of duress and was induced by fraud. In the event the SPA is rescinded, the company will seek the return of all shares, warrants, and other interests in the company that Spirit Bear Limited acquired pursuant to the SPA.

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The company’s lawsuit also seeks the rescission of an April 12, 2013 settlement agreement between the company and Spirit Bear Limited (the “Settlement Agreement”) on grounds of duress and fraudulent inducement. Pursuant to the Settlement Agreement, Spirit Bear received an increase in the conversion rate of its preferred stock in the company from 20,000 to 50,000 common shares per preferred share. In the event the Court declines to rescind the SPA but orders the rescission of the Settlement Agreement, the company would seek to have Spirit Bear’s conversion rate restored to 20,000 common shares per preferred share. The company’s lawsuit also alleges other claims against the New York Defendants, including claims of negligent misrepresentation and securities fraud under federal and state law.

Except as outlined above, none of the following parties has had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us, other than as noted in this proxy:

•	Any of our directors or officers,
•	Any person proposed as a nominee for election as a director,
•	Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock,
•	Any of our promoters, and
•	Any relative or spouse of any of the foregoing persons who has the same house as such person.

PROPOSAL – CHANGE IN THE NAME OF THE COMPANY

The Company is asking the stockholders to authorize a change in the name of the company from its current name to “Cool Technologies, Inc. The Company believes that the name HPEV is difficult for potential customers and believes that "Cool Technologies" better reflects the Company's mission. In order to effectuate such change, stockholders holding a majority of the issued and outstanding shares of the Company must approve the amendment to the Company's Articles of Incorporation to change the name.

THE PRESIDENT AND STOCKHOLDER HOLDING OVER 10% OF THE SHARES RECOMMEND A VOTE IN FAVOR OF THE CHANGE IN THE NAME OF THE COMPANY

PROPOSAL — ELECTION OF DIRECTORS

Each nominee for election as a replacement director must receive the affirmative vote of a majority of the issued and outstanding shares of the Company’s Common Stock, present in person or by proxy at the meeting and entitled to vote on the proposal. Abstentions may not be specified as to the election of directors, but you may withhold your vote as to any nominee. Votes that are withheld from a director’s election will be counted toward a quorum. Since the minimum required vote to elect a director is a majority of the issued and outstanding shares rather than the majority of votes actually cast, the failure to vote on the election of a director is the functional equivalent of a “NO” vote. Broker non-votes will similarly be the functional equivalent of a “NO” vote.

As set forth above, Jay Palmer, Carrie Dwyer and Donica Holt were appointed to the Board under the terms of the Securities Purchase Agreement between Spirit Bear and the Company entered into on December 14, 2012, which, among others, entitles Spirit Bear to nominate 50% of the members of the Board for a period of three years. Other than the agreement with Spirit Bear, there is no other arrangement or understanding between any of our directors and any other person pursuant to which any director was or is to be selected as a director.

Jay Palmer, Carrie Dwyer and Donica Holt did not receive the favorable vote of a majority of the issued and outstanding shares to be elected by the shareholders as directors at the January 13, 2014 Annual Meeting. Yet, Spirit Bear maintains that said individuals still serve as directors of the Company until their successors are elected. While the Company disputes their status as current directors, the President and shareholder calling for the Special Meeting wish to eliminate the uncertainty presented by the present Nevada litigation and formally elect successor directors to defeat any claim that Palmer, Dwyer and Holt continue to serve as directors of the Company.

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Other than Spirit Bear, we are not aware of any material proceedings to which any of our directors or executive officers or any associate of any such persons is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries. None of our officers or directors has been affiliated with any company that has filed for bankruptcy within the last ten years.

The following table sets forth the names, ages and replacement slot of the nominees to replace Palmer, Dwyer and Holt:

Name	Age	Replacement Slot

Christopher McKee	46	Jay Palmer

Richard J. "Dick" Schul	68	Carrie Dwyer

Donald Bowman	46	Donica Holt

Chris McKee joined GTT Telecommunications, Inc. (NYSE GTT) in 2008 and is GTT's General Counsel and EVP, Corporate Development and Corporate Secretary for the GTT Board. Mr. McKee is responsible for all of the company’s corporate legal requirements, human resources and supplier management. Mr. McKee also oversees the development of strategic business opportunities for the company, including all merger and acquisition activities. Mr. McKee has over 20 years of broad legal experience in the telecommunications industry. Prior to joining GTT, he served as General Counsel for StarVox Communications where he was responsible for the company's legal department, mergers and acquisitions, employment law, litigation, and legal support for the sales teams. Mr. McKee also formerly served as Vice President and Assistant General Counsel for Covad Communications where he headed Covad's Washington, DC office and directed the federal and state regulatory compliance and advocacy efforts for the company. Mr. McKee previously worked for XO Communications, Net2000 Communications and was in private practice in Washington, DC as an associate at Dickstein Shapiro and Cooley LLP. Mr. McKee earned a law degree from Syracuse University and received his Bachelor of Arts from Colby College.

Richard J. "Dick" Schul started his career with Emerson Electric in St. Louis in 1981. He has held positions of increasing responsibility throughout including marketing manager, director of marketing and vice president of marketing for Emerson Motors through 1989. In 1990 Dick was named president of Alco Controls Division of Emerson in Maryland Heights. In 1997 he was named president of Emerson’s Air Moving Motors Division. In 1998 he was named president of Specialty and Air Moving Motors and in 2000 was named group vice president of Emerson’s Commercial Industrial Motors group with P&L responsibility for this $600+M group. In 2004 Dick was named group vice president of Emerson Climate Technologies. Dick received Richard Schultz award and the Distinguished Service Award (highest award given by AHRI) in November 2011. Dick retired from Emerson in November 2011 after 43 years in the HVACR industry. He continues to work part-time as a consultant for Emerson through 2013. Mr. Schul graduated from Indiana Institute of Technology with a BS in Mechanical Engineering in 1969 and an MBA from the University of Dayton in 1976.

Donald L. Bowman currently practices as a patent consultant and attorney. Mr. Bowman served as vice president and general counsel of a technology company in Northern Virginia. In addition, he worked as a corporate counsel for MeadWestvaco Corporation and worked at Dickstein Shapiro law firm’s Washington D.C. office. Mr. Bowman received his B.S. in Civil Engineering from the Virginia Military Institute, his M.E. in Civil Engineering from Old Dominion University, his M.S. in Engineering Administration from Florida Institute of Technology School of Business and his J.D. from the University of Virginia School of Law. He is a licensed professional engineer in the state of Virginia. He has been a registered patent attorney with the U.S. Patent and Trademark Office for over fourteen years. He served five years on active duty as an officer with the United States Navy and retired as Commander from the U.S. Naval Reserves in 2011.

Our directors are elected for a term of one year. Each executive officer serves at the pleasure of the Board.

The Company has no nominating, audit or compensation committees at this time.

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Consequences of the Failure to Elect Replacement Directors

If the three nominees to serve as replacement directors are not elected by the holders of a majority of issued and outstanding shares, it is likely that a Nevada court will decide who is and who is not a director. Further, in its Motion for Partial Summary Judgment, Spirit Bear advances the argument that if its three designees are and have been directors of the Company since January 13, 2014, several actions would have been undertaken without proper corporate authority and Spirit Bear may try to unwind those transactions.

The uncertainty caused by this situation could result in further damage to the Company, both in terms of cost and money litigating the matter as well as hampering future capital raises. Third parties may not be willing to invest or do business with the Company if it is unclear who are the directors of the Company.

Timothy Hassett, as the shareholder calling for this Meeting, and Theodore Banzhaf, a the President of the Company, who are calling for the Special Meeting wish to eliminate the uncertainty that presently exists. The Company does not concede that Spirit Bear’s position is correct. The election of replacement directors clearly eliminates the argument advanced by Spirit Bear that Palmer, Dwyer and Holt are still directors because their successors have not been elected.

THE PRESIDENT AND STOCKHOLDER HOLDING OVER 10% OF THE SHARES RECOMMEND A VOTE IN FAVOR OF ELECTING EACH OF THE THREE NOMINEES AS REPLACEMENT

Family relationships

There are no family relationships among any of our officers or directors.

Involvement in certain legal proceedings

None of the nominees has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to federal or state securities laws (except where not subsequently dismissed without sanction or settlement), or from engaging in any type of business practice, or a finding of any violation of federal or state securities laws. No petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of any of our directors, officers or control persons, or any partnership in which any of our directors, officers or control persons was a general partner at or within two years before the time of such filing, or any corporation or business association of which any of our directors, officers or control persons was an executive officer at or within two years before the time of such filing.

Audit Committee and Financial Expert; Committees

The Company does not have an audit committee. We are not a "listed company" under SEC rules and are therefore not required to have an audit committee comprised of independent directors. The Spirit Bear directors believe that Carrie Dwyer and Donica Holt were considered independent directors under the Nasdaq listing standards.

We do not currently have a "financial expert" within the meaning of the rules and regulations of the SEC. Jay Palmer, Carrie Dwyer and Donica Holt have stated a belief that Carrie Dwyer, as a licensed Certified Public Accountant, qualifies as a " financial expert" within the meaning of the rules and regulations of the SEC.

The Company has no nominating or compensation committees at this time. The entire Board participates in the nomination and audit oversight processes and considers executive and director compensation. Given the size of the Company and its stage of development, the management directors do not consider it beneficial to have such committees but prefer to have the entire Board involved in such decision making processes. It should be noted that Jay Palmer, Carrie Dwyer and Donica Holt had previously strongly recommended that the Company have three separate committees: an audit committee, a compensation committee and a disclosure committee.

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As described above, Spirit Bear had the right to nominate half of the candidates to serve on the Board, which shall consist of an even number of directors. Prior to the Annual Meeting, Spirit Bear nominated Jay Palmer, Carrie Dwyer and Donica Holt to run for election. Each of these three nominees received less than approximately 17% of the votes of the issued and outstanding shares of the Company’s stock at the Annual Meeting while approximately 68% of all issued and outstanding shares voted against their election. The Company does not believe that Spirit Bear has the right to appoint nominees to serve as replacement directors.

Stockholder Communications with Directors

The Company has no established procedures for stockholders to communicate directly with the Board of Directors. Due to the Company's small size, stockholders can contact the Board of Directors by mail at: HPEV, Inc., 8875 Hidden River Parkway, Suite 300, Tampa, Florida 33637, Attention: Board of Directors. All communications made by this means will be received by the Chairman of the Board.

For those registered stockholders of the Company that will receive a full set of the proxy materials in the mail, a copy of the Company’s Annual Report on Form 10-K will accompany this Proxy Statement. For those stockholders that will receive only the Notice, this Proxy Statement, our Form 10-K, any amendments to the foregoing materials that are required to be furnished to stockholders, and the proxy card or voting instruction form will be available at www.mtrcoproxy.com/HPEV. The Notice contains instructions on how to access the proxy materials over the Internet and vote online. These materials contain detailed information about the Meeting, the proposals to be considered, our Board's nominees for directors and other information concerning the Company.

If you received only the Notice and would like to receive a copy of the printed proxy materials, we will deliver promptly, upon written or oral request, a written copy of the Proxy Statement, the Annual Report on Form 10-K, proxy card with voting instructions, and any amendments to the foregoing materials that are required to be furnished to stockholders. A stockholder who wishes to receive written copies of the proxy materials, now or in the future, may obtain one, without charge, by writing to the Chief Financial Officer, HPEV, Inc., 8875 Hidden River Parkway, Suite 300, Tampa, Florida 33637 or by telephoning us at (813) 929-1877.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

IN ACCORDANCE WITH RULE 14A-3(E)(1) UNDER THE EXCHANGE ACT, ONE PROXY STATEMENT WILL BE DELIVERED TO TWO OR MORE STOCKHOLDERS WHO SHARE AN ADDRESS, UNLESS WE HAVE RECEIVED CONTRARY INSTRUCTIONS FROM ONE OR MORE OF THE STOCKHOLDERS. WE WILL DELIVER PROMPTLY UPON WRITTEN OR ORAL REQUEST A SEPARATE COPY OF THE PROXY STATEMENT TO A STOCKHOLDER AT A SHARED ADDRESS TO WHICH A SINGLE COPY OF THE PROXY STATEMENT WAS DELIVERED. REQUESTS FOR ADDITIONAL COPIES OF THE PROXY STATEMENT, AND REQUESTS THAT IN THE FUTURE SEPARATE PROXY STATEMENTS BE SENT TO STOCKHOLDERS WHO SHARE AN ADDRESS, SHOULD BE DIRECTED TO HPEV, INC., 8875 HIDDEN RIVER PARKWAY, SUITE 300, TAMPA, FLORIDA 33637, ATTENTION: CHIEF FINANCIAL OFFICER. IN ADDITION, STOCKHOLDERS WHO SHARE A SINGLE ADDRESS BUT RECEIVE MULTIPLE COPIES OF THE PROXY STATEMENT MAY REQUEST THAT IN THE FUTURE THEY RECEIVE A SINGLE COPY BY CONTACTING US AT THE ADDRESS SET FORTH IN THE PRIOR SENTENCE.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2013 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES), AS AMENDED, IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST TO HPEV, INC., 8875 HIDDEN RIVER PARKWAY, SUITE 300, TAMPA, FLORIDA 33637, ATTENTION: CHIEF FINANCIAL OFFICER.

Tampa, Florida	By the President
October 28, 2014
Theodore Banzhaf

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HPEV, INC.

PROXY

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 10, 2014. THIS PROXY IS SOLICITED ON BEHALF OF THE PRESIDENT AND A STOCKHOLDER HOLDING MORE THAN 10% OF THE OUTSTANDING VOTES

The undersigned hereby acknowledges receipt of Notice of Special Meeting of Stockholders and Proxy Statement of HPEV, Inc. in connection with the Special Meeting of Shareholders to be held on December 10, 2014, and appoints Theodore Banzhaf, proxy with power of substitution, for and in the name of the undersigned, and hereby authorizes him to represent and to vote, all the shares of common stock of HPEV, Inc., a Nevada corporation (“Company”), that the undersigned would be entitled to vote, subject to and in accordance with the terms of the Proxy Statement, at our Special Meeting of Stockholders (“Special Meeting”) on December 10, 2014 and at any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting, hereby revoking any proxy heretofore given. This proxy will be voted as specified. If no direction is made, this proxy will be voted in favor of the name change and each of the nominees to serve as replacement directors for Jay Palmer, Carrie Dwyer and Donica Holt as listed below.

CHANGE IN NAME

FOR	AGAINST	ABSTAIN
☐	☐	☐

REPLACEMENT DIRECTORS

	FOR	AGAINST	ABSTAIN
Chris McKee	☐	☐	☐
Richard J. "Dick" Schul	☐	☐	☐
Donald Bowman	☐	☐	☐

Please sign exactly as your name appears and return this proxy card immediately in the enclosed stamped self-addressed envelope.

Signature(s) ____________________	Signature _____________________
Dated: _________________

NOTE: Please mark, date and sign exactly as name(s) appear on this proxy and return the proxy card promptly using the enclosed envelope. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. Executors, administrators, attorneys, trustees, or guardians should state full title or capacity. Joint owners should each sign. If signer is a partnership, please sign in partnership name by authorized person.

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